Fair Value Measurements - Summary of Changes in Fair Value of Company's Level 3 Assets (Detail) - USD ($) $ in Millions	12 Months Ended
	Feb. 28, 2017	Feb. 29, 2016
Fair Value, Investments, Entities that Calculate Net Asset Value Per Share, Unobservable Input [Roll Forward]
Beginning Balance	$ 21	$ 40
Principal repayments received	(1)	(12)
Change in fair value		3
Transfers out of level 3	0	(10)
Ending Balance	$ 20	$ 21